Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

17. Subsequent Events:

17.1 On July 3, 2018, the Company's subsidiary holding the shipbuilding contract for the construction of its eighth generation drilling unit, the Ocean Rig Crete, paid an interim installment of $22,250 to the shipyard against the remaining yard installments.

17.2 On July 16, 2018, Lundin Norway AS ("Lundin") declared its seventh option to extend the existing contract of the Leiv Eiriksson, which is now expected to have firm employment secured until December 2018. Should Lundin exercises its remaining five one-well options, currently un-declared, the drilling unit could potentially be employed until the third quarter of 2019.

17.3 On July 20, 2018, the Company has entered into a Letter of Intent (“LOI”) with a European Major Oil Company for a firm two-well program plus two optional wells, for drilling offshore West Africa. The contract is expected to commence in direct continuation of the program with Chariot Oil & Gas Limited in the fourth quarter of 2018 and will be performed by the Ocean Rig Poseidon.

17.4 During July 2018, the Company converted an aggregate of 231,315 Class B Common Shares, par value $0.01, into 231,315 Class A Common Shares, par value $0.01. Pursuant to the Company's Second Amended and Restated Memorandum and Articles of Association each Class B Common Share is convertible into a Class A Common Share at a one-for-one conversion ratio and both the Class A common shares and the Class B common shares vote together as one class of shares. As of August 9, 2018, the Company's total outstanding common shares amounted to 91,567,982 (Class A Common Shares: 91,191,468 and Class B Common Shares: 376,514).